May 1, 2002

                          DREYFUS INVESTMENT PORTFOLIOS
                         -- EMERGING LEADERS PORTFOLIO

                           SUPPLEMENT TO PROSPECTUS
                               DATED MAY 1, 2002

     THE FOLLOWING INFORMATION SUPPLEMENTS AND SHOULD BE READ IN CONJUNCTION WITH THE INFORMATION CONTAINED IN THE SECTIONS OF THE PORTFOLIO'S PROSPECTUS ENTITLED "GOAL/APPROACH" AND "MAIN RISKS:"

      The portfolio may invest up to 25% of its assets in foreign securities.

FOREIGN INVESTMENT RISK. The portfolio's performance will be influenced by political, social and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Each of these risks could increase the portfolio's volatility.

                                                                       192s0502